INVESTOR PRESENTATION DECEMBER 2025 Exhibit 99.1

2 PARK HOTELS & RESORTS MISSION INVESTMENT STRATEGY GUIDING PRINCIPLES To be the preeminent lodging REIT, focused on consistently delivering superior, risk- adjusted returns to stockholders through active asset management and a thoughtful growth strategy, while maintaining a strong and flexible balance sheet Upper-Upscale & Luxury Full-Service Premier Urban and Resort Destinations Affiliation with Dominant Global Brands Active Asset Management Prudent Capital Allocation Maintain Strong & Flexible Balance Sheet

PARK AT A GLANCE

35 COMPARABLE HOTELS[1]

22K COMPARABLE ROOMS[1]

20 CORE HOTELS[2]

16K CORE ROOMS[2]

TOP 10 MARKETS

	TTM 3Q25 Hotel Adj. EBITDA Comparable[1]	TTM 3Q25 Hotel Adj. EBITDA Core[2]
1) Hawaii	29%	32%
2) Orlando	17%	16%
3) New York	8%	9%
4) New Orleans	8%	9%
5) Southern California	7%	5%
6) Key West	7%	8%
7) Boston	6%	6%
8) Puerto Rico	4%	4%
9) Chicago	3%	4%
10) Washington D.C.	2%	3%

CORE HOTEL MARKETS



HOTEL REVENUE SEGMENTATION[1,2]


60%
Non-Core Hotels
7%
4%
29%
Core Hotels 82%

Rooms
Food & Beverage
Ancillary Hotel (Parking, Golf, Spa)
Other (Lease Income, Resort Fees)

ROOMS REVENUE SEGMENTATION[1,2]


39%
Non-Core Hotels
6%
25%
30%
Core Hotels 80%

Leisure
Group
Business Transient
Contract/Other


SIGNIA BY HILTON ORLANDO BONNET CREEK


CASA MARINA KEY WEST, CURIO COLLECTION


HILTON HAWAIIAN VILLAGE WAIKIKI BEACH RESORT

1. Park's Comparable hotels include its 35 consolidated hotels and exclude its 2 unconsolidated hotels; metrics are based on total Comparable TTM data as of 9/30/2025. Hotel Adjusted EBITDA excludes Q4 2024 strike impact on Park's hotels in Hawaii, Boston and Seattle
2. Park's Core hotels include 20 of its consolidated hotels and 1 of its unconsolidated hotels; metrics are based on TTM data as of 9/30/2025 for Park's 20 consolidated Core hotels only. Hotel Adjusted EBITDA excludes Q4 2024 strike impact on Park's Core hotels in Hawaii and Boston. See slide 29 for Park's portfolio listing

3

PARK: A COMPELLING INVESTMENT STORY

VALUATION

DISCOUNT DESPITE SECTOR OUTPERFORMANCE[1]

47% discount to consensus estimate of NAV[1]

$270K/key implied market value of portfolio[2]

Approximately **$1M/key** replacement cost for Core portfolio[3]

Attractive dividend yield of **9%**[4]



SIGNIA BY HILTON ORLANDO BONNET CREEK

CORE PORTFOLIO[5]

CORE PORTFOLIO AMONG HIGHEST QUALITY IN SECTOR

20 Core hotels[5]; **16k** rooms

TTM 3Q25 Operating Metrics:[5]
RevPAR: **$218**; Hotel Adj. EBITDA Margin: **30%**; EBITDA/Key: **$40,000**

Above Average Growth:[5,6]
5Y RevPAR CAGR (2025-2030) nearly **3%** including Orlando (**5%**), Miami (**4%**), Key West (**4%**), New Orleans (**4%**) and Boston (**3%**)

Since 2018, **$1.4B** of capital will have been invested in Core portfolio[5] through 2025, or **$87K/key**, while **nearly two-thirds** of rooms (weighted based on the % of Hotel Adjusted EBITDA) have been renovated

$100M+ Adjusted EBITDA growth potential as Core markets recover and ROI projects stabilize



NEW YORK HILTON MIDTOWN

ROI PIPELINE

ROI PIPELINE TO DRIVE VALUE CREATION

Significant embedded real estate value across the Core portfolio—to be realized through robust ROI pipeline: **$1B** of potential opportunities

Development team has a **strong track record of success**: past projects generated **20%+ average IRR**

Royal Palm South Beach Miami: **$103M** transformative renovation began in May 2025



HILTON SANTA BARBARA BEACHFRONT RESORT

FINANCIAL FLEXIBILITY

AMPLE LIQUIDITY TO EXECUTE STRATEGY

Over $2B of liquidity, including **$1B** available under the revolving credit facility ("Revolver") and unsecured **$800M** delayed-draw term loan ("2025 DDTL")

No significant debt maturities until 4Q26

Capital to Shareholders:
Over the past 3 years, returned **nearly $1.3B** (**~$940M** in dividends + **over $340M** of stock repurchases)



HILTON CHICAGO

1. Based on Park's closing stock price on 12/1/2025 of $10.62; consensus NAV based on current Wall Street estimates
2. Represents the implied value per key of Park's portfolio in the public market
3. Based on Park's internal analysis and construction market pricing for Park's Core hotels as of 2025. Estimated land values are based on market data and recent comparable sales where applicable. This estimate is not intended to be an estimate for the fair market value of the portfolio
4. Dividend yield is calculated based upon the $0.25/share quarterly dividend declared for 2025 and Park's closing stock price on 12/1/2025 of $10.62
5. Park's Core hotels include 20 of Park's consolidated hotels and 1 of Park's unconsolidated hotels; metrics are based on Park's 20 consolidated Core hotels only, exclude Q4 2024 strike impact on Park's Core hotels in Hawaii and Boston and utilize expected stabilized data post-renovation for the Royal Palm South Beach Miami. See slide 29 for Park's portfolio listing
6. Compound annual growth rate ("CAGR") based on forecast provided by Lodging Analytics Research and Consulting ("LARC")

4

EXPERIENCED MANAGEMENT TEAM WITH TRACK RECORD OF SUCCESS



Thomas J. Baltimore, Jr.
Chairman, President & CEO

EXECUTIVE MANAGEMENT



Sean Dell'Orto
EVP, CFO & Treasurer



Carl Mayfield
EVP, Design & Construction



Tom Morey
EVP & CIO



Jill Olander
EVP, HR



Joe Piantedosi
EVP, Asset Management



Nancy Vu
EVP, General Counsel & Secretary

SENIOR MANAGEMENT



Rebecca Flemming
SVP, Investments & Portfolio Mgmt



Diem Larsen
SVP, Corporate Finance & Analytics



Darren Robb
SVP & CAO



Ian Weissman
SVP, Strategy



Scott Winer
SVP, Tax



Stephanie Wingader
SVP & Assistant General Counsel

1. To date, Park has sold its interest in 39 hotels. In addition, six other properties were subject to ground leases that either expired or were terminated by Park or the landlord, and consequently turned over to the landlord. Further, the Hilton San Francisco Union Square and Parc 55 San Francisco - A Hilton Hotel (collectively, the "Hilton San Francisco Hotels"), which secured the $725M non-recourse CMBS loan ("SF Mortgage Loan"), and were placed into receivership in October 2023 were sold by the court-appointed receiver in November 2025
2. Based on Comparable data for YTD 9/30/2025

KEY ACCOMPLISHMENTS: EIGHT-YEAR TRACK RECORD OF CREATING VALUE

Capital Allocation: Acquired Chesapeake Lodging Trust for **$2.5B**, improving the overall quality of the portfolio; Sold or disposed of **47** hotels[1] for over **$3B**; invested **$330M** on value-enhancing ROI projects at returns averaging in excess of **20%**

Operational Excellence: Delivered 2024 Comparable RevPAR growth of **3%**, or a sector-leading **4.3%**, excluding strike and related labor activity, while 2025 Comparable RevPAR is forecasted to change by **(1.5)% to (0.7)%** compared to 2024, excluding the Royal Palm South Beach Miami, due to economic uncertainty compounded by the government shutdown; despite that, this team has kept expense growth at **1%** YTD[2]

Balance Sheet Management: Issued nearly **$2.9B** of corporate debt to repay **$2.5B** of near-term debt

Return of Capital: Returned approximately **$3.9B** of capital to shareholders in the form of stock repurchases and dividends since 2017

Corporate Responsibility: Named by ***Newsweek*** to America's **Most Responsible Companies** list 2020-2022 and 2024-2025 and America's **Most Trustworthy Companies** list 2023-2025; published **TCFD** report; annual participation in **GRESB**

5

6 THE CORE HOTELS ICONIC PORTFOLIO WALDORF ASTORIA ORLANDO CASA MARINA KEY WEST, CURIO COLLECTION HILTON WAIKOLOA VILLAGE ROYAL PALM SOUTH BEACH MIAMI HILTON HAWAIIAN VILLAGE WAIKIKI BEACH RESORT HILTON SANTA BARBARA BEACHFRONT RESORT CASA MARINA KEY WEST, CURIO COLLECTION HYATT REGENCY MISSION BAY SPA AND MARINAHILTON WAIKOLOA VILLAGE SIGNIA BY HILTON ORLANDO BONNET CREEK THE REACH KEY WEST, CURIO COLLECTION CARIBE HILTON

7 ICONIC PORTFOLIO THE CORE HOTELS (CONTINUED) HILTON NEW ORLEANS RIVERSIDE HILTON DENVER CITY CENTER NEW YORK HILTON MIDTOWN HYATT REGENCY BOSTON JW MARRIOTT SAN FRANCISCO UNION SQUARE HILTON CHICAGO HILTON BOSTON LOGAN AIRPORT DOUBLE TREE WASHINGTON DC - CRYSTAL CITY JUNIPER HOTEL CUPERTINO, CURIO COLLECTION HILTON MCLEAN TYSONS CORNER HYATT REGENCY BOSTON

BUILDING BLOCKS FOR GROWTH HILTON WAIKOLOA VILLAGE

PARK STRATEGY: FOCUS ON CORE HOTELS

Strategic Plan: Disposing of Remaining Non-Core Hotels Over the Next 12+ Months Materially Enhances Growth and Quality

2017 Portfolio

67 Hotels
$162 RevPAR[1]
35K Rooms
28% Hotel Adj. EBITDA Margin[1]



Narrow Focus to Just Core Hotels

Core hotels account for 90%+ of value[2]

Reshaped Portfolio to 16 Remaining Non-Core Hotels

2025 Core Portfolio

21 Hotels
$218 RevPAR[3]
17K Rooms
30% Hotel Adj. EBITDA Margin[3]

2025 Non-Core Portfolio

16 Hotels
$129 RevPAR[4]
7K Rooms
14% Hotel Adj. EBITDA Margin[4]

9

Why Focus on the Core Hotels

QUALITY[3,4]

Superior RevPAR: $218, or **69%** higher than Non-Core hotels

More Profitable: 30% Hotel Adjusted EBITDA Margin, or **1,600 bps** higher than Non-Core hotels

EBITDA/Key: $40K, or **300%** higher than Non-Core hotels

GROWTH

Higher Growth: 5Y RevPAR CAGR ('25-'30) for Core markets is nearly **3%**

Significant Earnings Upside: $100M+ of Adjusted EBITDA upside potential upon stabilization

Limited Supply : 0.7% supply CAGR forecasted through 2030

VALUE CREATION

Valuation Upside: Superior quality and growth of Core hotels, combined with lower leverage from Non-Core sale proceeds, **support a materially higher valuation**

Embedded Value: Robust pipeline to fuel additional growth and value creation

1. Metrics are based on FY 2017 data
2. Based on TTM Comparable Hotel Adjusted EBITDA as of 9/30/2025
3. Metrics are TTM as of 9/30/2025 for Park's 20 consolidated Core hotels, exclude strike impact on Park's Core hotels in Hawaii and Boston and utilize expected stabilized data post-renovation for the Royal Palm South Beach Miami
4. Metrics are TTM as of 9/30/2025 for Park's 15 consolidated Non-Core hotels and exclude strike impact on Park's hotels in Seattle

CORE VS. NON-CORE
HIGHER QUALITY, MORE PROFITABLE, BETTER GROWTH

Core hotels have significantly outperformed Park's Non-Core hotels since 2017[1,2]

Consolidated Core (20) Hotels		Consolidated Non-Core (15) Hotels	
2017 vs. 2025		**2017 vs. 2025**	
Total RevPAR CAGR:	2.2%	**Total RevPAR CAGR:**	(1.0)%
Hotel Adjusted EBITDA Margin:	(10 bps)	**Hotel Adjusted EBITDA Margin:**	(1,080 bps)

$75M

Increase in Hotel Adjusted EBITDA

($56M)

Decrease in Hotel Adjusted EBITDA

Park's Non-Core hotel portfolio has accounted for a ***125 basis point*** *annual drag on Hotel Adjusted EBITDA growth since 2017, while diluting overall portfolio quality and valuation.*

Divesting these assets is expected to significantly enhance growth, elevate portfolio quality, and reduce leverage.


RevPAR[2]
$218
$129
Core
Non-Core


EBITDA/Key[2]
$40,000
$10,000
Core
Non-Core


Hotel Adjusted EBITDA Margin[2]
30%
14%
Core
Non-Core


SIGNIA BY HILTON ORLANDO BONNET CREEK

1. Based on TTM Comparable data as of 9/30/2017 and 9/30/2025; excludes unconsolidated hotels
2. TTM Comparable metrics as of 9/30/2025 exclude strike impact on Park's Core hotels in Hawaii and Boston and Park's Non-Core hotels in Seattle and utilize expected stabilized data post-renovation for the Royal Palm South Beach Miami (Core hotel)

10

PARK: PLAN TO DISPOSE OF NON-CORE HOTELS

Plan to dispose of Non-Core hotels in next 12+ months; proceeds expected for debt paydown

Sale Tranche	Non-Core Dispositions	# of Hotels	Pro-Rata Keys	Pro-Rata EBITDA[1]	FY 2025E RevPAR	Estimated Sale Proceeds	Estimated Multiple	Estimated Timing
(1)	**Sold/In Contract/Closed**[2]	5	1,541	$6.7M	$140	$161M	27.3x	N/A
(2)	**Expiring Safehold Leases**	2	1,095	$(0.5)M	$105	$0	N/A	YE 2025
(3)	**Awarded Deals**	1	520	$(1.3)M	$123	$37M	N/A	1Q26
(4)	**Active Sale Process**	5	1,566	$16.4M	$145	$162M - $177M	10.0x - 11.0x	2026
(5)	**Other Non-Core**	3	1,558	$30.2M	$132	$200M - $225M	6.5x - 7.5x	2026
Total/Average:		**16**	**6,280**	**$51.5M**	**$132**	**$560M - $600M**	**10.9x - 11.7x**	
(6)	**Safehold Leases**[3]	3	959	$16.5M	$150	TBD	TBD	TBD


DOUBLETREE HOTEL SAN JOSE


HILTON SHORT HILLS


DOUBLETREE SEATTLE AIRPORT

2025 PROGRESS

$161M

Non-Core hotels sold or in contract


CAPITAL HILTON

NON-CORE STRATEGY

Targeted disposal of Non-Core hotels; Proceeds expected to be used for debt paydown

$560M to $600M

Estimated proceeds from Non-Core hotel sales[3]

0.3x to 0.4x

Expected reduction in leverage (net-debt to EBITDA) over the next two years driven by Non-Core hotel sales[3]

1. Based on TTM Hotel Adjusted EBITDA as of 9/30/2025 or, for sold or closed hotels, FY 2024 Hotel Adjusted EBITDA; includes Park's share from unconsolidated joint ventures
2. Includes the sale of the Hyatt Centric Fisherman's Wharf in May 2025, closure of the Embassy Suites Kansas City Plaza in September 2025 and the sale of Park's interest in the Capital Hilton in November 2025
3. Timing for the three remaining hotels under the Safehold ground lease agreement cannot be determined given ongoing litigation; excluded from estimated proceeds and expected reduction in Park's leverage ratio

11

PARK HOTELS: BRIDGING THE EARNINGS POTENTIAL

Shedding the Non-Core hotels will further highlight the significant earnings potential in Park's Core portfolio

Adjusted EBITDA Bridge ($M)



$100M+
Net Adjusted EBITDA Growth Potential
$608
2025E[1]
$(66)
Dispositions
$542
2025E[1] Adjusted
$57
$38
$28
$24
$15
Other Resort[2]
$5
Santa Barbara/ Casa ROI
$709
Stabilized
Hawaii: Tailwinds from lingering impacts of strike (+$18M), renovation disruption (+$11M), and rebound of Oahu Market and international demand (+$28M)
Urban: Delayed post-pandemic recovery in New Orleans, Chicago and San Francisco
Orlando: Continued group outperformance supported by the Bonnet Creek ballroom expansion, the $900M two-phase expansion of the Orlando Convention Center adding nearly 150K square feet, and Disney's ongoing $17B investment in its theme parks
Royal Palm South Beach Miami: Following the $103M comprehensive renovation, stabilized Adjusted EBITDA expected to double

1. Based on the midpoint of Park's FY 2025 Adjusted EBITDA outlook
2. Other Resort includes Casa Marina Key West The Reach Resort, Hilton Caribe, Hilton Santa Barbara, and Hyatt Regency San Diego. Excludes ROI projects at Hilton Santa Barbara and Casa Marina Key West

12

POTENTIALLY HIGHER GROWTH = HIGHER MULTIPLE

Bridge to Potentially Higher Valuation Given Strong Correlation to Growth and Quality



PK Adjusted EBITDA Multiple (2026E)
Current
9.3x
Average Peer Group Adjusted EBITDA Multiple
Historical
12.3x
Current
11.0x

Valuation Multiple[1,2]

Potential Impact on PK Valuation

Anticipated Benefits of Disposing of Non-Core Hotels

- **Accelerated Growth: $100M+** Adjusted EBITDA upside (**+17%** from 2025E[3])
- **Higher RevPAR: $218** TTM 3Q25; **+$33** vs. 2025E[4]
- **Higher Hotel Adjusted EBITDA Margin: 30%** TTM 3Q25; **+365 bps** vs. 2025E[4]
- **Lower Leverage**: Inside of **5.0x**; estimated reduction of **1.6x** including embedded Adjusted EBITDA upside from Core hotels



PK Stock Price[2]
Current
$11
Potential PK Stock Price[5]
Based on Historical Avg. Peer Group Multiple
$27
Based on Current Avg. Peer Group Multiple
$23

Stock Price


CARIBE HILTON


HILTON WAIKOLOA VILLAGE


WALDORF ASTORIA ORLANDO

1. Current Adjusted EBITDA multiples based on current Wall Street consensus estimates for 2026 and historical Adjusted EBITDA multiple based peer data for approximately 25 years; peer group includes full-service lodging REITs with market cap over $1B- HST, PEB, SHO, DRH, RHP and XHR
2. Based on stock prices as of 12/1/2025
3. Based on the midpoint of Park's FY 2025 Adjusted EBITDA outlook
4. Compares TTM Core metrics as of 9/30/2025 vs. the midpoint of Park's FY 2025 outlook on a Comparable basis
5. Based on Park's expected stabilized Adjusted EBITDA - see slide 12

13

PARK HOTELS & RESORTS

ROBUST ROI PIPELINE: SIGNIFICANT EMBEDDED VALUE

COMPLETED ~$330M (2018-2024)


CASA MARINA KEY WEST

- Bonnet Creek Renovation & Expansion **($220M)**
- Casa Marina and The Reach Key West Renovation **($93M)**
- Hilton Santa Barbara Renovation **($14M)**


+$54M
$110
$164
EBITDA (M)
Before 2
After 2

IN PLANNING/UNDER CONSTRUCTION ~$1B


HILTON SANTA BARBARA

- Royal Palm South Beach Repositioning[1] **($103M)**
- Casa Marina Key West Outparcel **($80M-$90M)**
- Hilton Santa Barbara Expansion **($55M-$60M)**
- Hilton Hawaiian Village Expansion **($485M-$530M)**
- Hilton Waikoloa Village Expansion **($225M-$250M)**


+$178M
$299
$477
EBITDA (M)
Before 3
After 3

ADDITIONAL POTENTIAL PROJECTS


HILTON NEW YORK MIDTOWN

- DoubleTree Crystal City Redevelopment
- Hilton New Orleans Mixed-Use Expansion
- Hilton New York Midtown Alternative Use

VALUE CREATION

$1B
Potential ROI Pipeline

15%-20%
Potential IRR

RATIONALE

- *Value producing use of capital with expected returns above acquisition yields*
- *Materially improve portfolio quality = expected higher valuation multiple*
- *Target markets forecasted to generate above average RevPAR growth through 2028*

1. Began in May 2025
2. Based on Hotel Adjusted EBITDA of hotels before vs. after renovations; see slide 15 for additional information
3. Based on FY 2024 Hotel Adjusted EBITDA, excluding strike impact on the Hilton Hawaiian Village Waikiki Beach Resort, and estimated stabilized Hotel Adjusted EBITDA based on potential IRR at the midpoint (18%)

14

15 HILTON SANTA BARBARA BEACHFRONT RESORT THE REACH KEY WEST, CURIO COLLECTION CASA MARINA KEY WEST, CURIO COLLECTION TRACK RECORD OF SUCCESS VALUE ENHANCING ROIs: Hotels with completed major ROI projects generating an additional $50M+ of EBITDA1 upon stabilization $14M renovation completed 2018 IRR: 25% IRR: 25% Est. IRR2: 17%+ Est. IRR2: 20%+ SIGNIA BY HILTON ORLANDO BONNET CREEK & WALDORF ASTORIA ORLANDO E B IT D A (M ) $17 $22 2017 2019 +$5M $13M renovation completed 2019 E B IT D A (M ) $8 $12 2018 2021 +$4M $80M renovation completed 2023 E B IT D A (M ) $23 $34 2019 2025E +$11M $220M renovation completed Jan. 2024 E B IT D A (M ) $62 $96 2022 2025E +$34M 1. Based on the change in Hotel Adjusted EBITDA of hotels shown before vs. after renovation 2. Estimated 7-year IRR

16 MAJOR PROJECTS UNDERWAY From 2018 to 2025, $1.4B of value-enhancing capex projects invested in Park’s Core portfolio, resulting in material market share gains. Current projects include: Royal Palm South Beach Miami $103M • Full property renovation • Renovation of 393 guestrooms, +11 guestrooms • Estimated completion in Q2 2026 Hilton Hawaiian Village Waikiki Beach Resort Rainbow Tower $94M • Phase 1: Renovation of 392 guestrooms, +12 guestrooms; completed in February 2025 • Phase 2: Renovation of 404 guestrooms, +14 guestrooms; estimated completion in Q2 2026 Hilton Waikoloa Village Palace Tower $71M • Phase 1: Renovation of 197 guestrooms, +6 guestrooms; completed in January 2025 • Phase 2: Renovation of 203 guestrooms, +8 guestrooms; estimated completion in Q1 2026 Hilton New Orleans Riverside Main Tower $83M • Phase 1: Renovation of 250 guestrooms; completed in November 2024 • Phase 2: Renovation of 428 guestrooms; estimated completion in Q1 2026 • Phase 3: Renovation of 489 guestrooms; estimated completion in Q4 2026 COMMITTED TO INVEST:

17 • Overall, Park anticipates 0.7% average annual supply growth through 2030 across its primary markets versus the 2.0% annual supply growth forecasted in Q4 20192 prior to the pandemic, tied for lowest in the peer group • Over 70% of Park’s 2025E Core EBITDA exposed to markets with 1.0% or less annual supply growth through 2030 • Escalating construction and labor costs are expected to slow the pace of new supply over the near term and create further barriers to entry CORE PORTFOLIO: WELL-INSULATED FROM SUPPLY 1.2% 1.1% 0.9% 0.9% 0.8% 0.8% 0.7% 0.7% 0.5% 0.4% 0.1% 2025-2030 Avg. Supply Growth Park (Core) FY 2025E EBITDA Contribution (%) National Average San Diego Denver New York Washington D.C. Boston Orlando Miami New Orleans Oahu Chicago San Francisco 0.0% 5.0% 10.0% 15.0% 1. Supply growth data from CBRE Q2 2025 Hotel Horizons forecast 2. CBRE Q4 2019 Hotel Horizons forecast 3. Peer group includes full-service lodging REITs with market cap over $1B- HST, PEB, SHO, DRH, RHP and XHR National Supply Growth Average: 0.7% Favorable supply picture for Park through 20301 20.0% Supply Growth1 Exposure for Lodging REIT Peer Group3 1.2% 0.9% 0.8% 0.8% 0.7% 0.7% 0.7% 2025-2030 Avg. Supply Growth Peer Group Average RHP XHR HST DRH SHO PEB PK (Core) Peer Growth Average: 0.9%

2025 OUTLOOK: No Change to Guidance

Metrics	FY 2025 Outlook as of December 8, 2025 Low	High	Change at Midpoint[1]
Comparable RevPAR	$184	$185	$0
Y/Y Growth	*(2.5)%*	*(1.8)%*	*0 bps*
Comparable RevPAR, excluding the Royal Palm South Beach Miami	$186	$187	$0
Y/Y Growth	*(1.5)%*	*(0.7)%*	*0 bps*
Adjusted EBITDA	$595	$620	$0
Y/Y Change	*(9.0)%*	*(5.0)%*	*0.0%*
Comparable Hotel Adjusted EBITDA margin	26.3%	26.9%	0 bps
Y/Y Change	*(130 bps)*	*(70 bps)*	*0 bps*
Adjusted FFO per share - Diluted	$1.85	$1.97	$0.00
Y/Y Change	*(10.0)%*	*(4.0)%*	*0.0%*

Preliminary November Comparable RevPAR Growth[2]

~2%

Preliminary November Comparable RevPAR (ex-Royal Palm South Beach Miami Hotel) was in line with expectation despite a slightly higher than expected impact from the government shutdown

Core Portfolio Growth (excluding Royal Palm)[2]

3.8% *Preliminary October Comparable RevPAR*

5.5% *Preliminary November Comparable RevPAR*

18

OUTLOOK ASSUMPTIONS AND CONSIDERATIONS

- Adjusted FFO excludes **$58M** of default interest and late payment administrative fees associated with default of the SF Mortgage Loan that began in June 2023 and were required to be recognized in interest expense until legal titles to the Hilton San Francisco Hotels were transferred and the SF Mortgage Loan was assumed by the buyer, which occurred in November 2025 when the hotels were sold by the court-appointed receiver
- Fully diluted weighted average shares for the full-year 2025 of **200M**
- Portfolio as of **December 8, 2025** and does not take into account potential future acquisitions, dispositions, or any financing transactions, which could result in a material change to Park's outlook
- Does not include assumptions around the incremental impact of tariff announcements (including any foreign tariffs announced in response to changes in U.S. trade policy), changes in travel patterns to or in the United States as a result of tariff or trade policy, as the net effect of such announcements cannot be ascertained or quantified at this time

1. 2025 outlook as of 12/8/2025 compared to 10/30/2025
2. Comparable RevPAR growth compared to the same period in 2024

APPENDIX CASA MARINA KEY WEST, CURIO COLLECTION

20 FORTIFIED BALANCE SHEET WITH A PLAN TO EXTEND NEAR-TERM MATURITIES Park’s balance sheet remains strong with ample liquidity and improved financial flexibility for growth while providing protection during economic uncertainty ADJUSTED CONSOLIDATED DEBT MATURITY SCHEDULE ($ IN MILLIONS)1,2 1. Excludes the $725M SF Mortgage Loan, which was assumed by the buyer of the Hilton San Francisco Hotels in November 2025, and $157M of debt from unconsolidated joint ventures. Adjustments include the expected repayment of $1.4B of mortgage loans maturing in 2026, fully drawing on the $800M 2025 DDTL and completing a potential $600M-$700M financing transaction (shown at midpoint) during the second half of 2026 2. As of 9/30/2025, excludes principal payment amortization

FORTIFIED BALANCE SHEET
FOCUS ON 2026

Park has taken steps towards a more comprehensive recapitalization to transform the balance sheet

	Actual 3Q25[1]	Adjusted 3Q25[1]
% of Debt Maturing through 2027[2]	48%	11%
% of Fixed Rate Debt	95%	58%
% of Secured Debt	42%	23%
Liquidity Available	$2.1B	$1.3B
Net Debt[3]	$3.7B	$3.7B
Corporate Credit Rating (S&P/Moody's)	BB-/B1	BB-/B1

COMMENTARY

- Amended and restated Park's credit facility in September 2025, increasing the Revolver to **$1.0B** and adding an **$800M** 2025 DDTL to assist in addressing **$1.4B** of mortgage debt maturing in the second half of 2026
- Currently exploring secured debt options with execution expected in the second half of 2026
- Q3 2025 Net Debt to TTM Comparable Adjusted EBITDA was **6.23x**[3]

CONSOLIDATED DEBT MATURITY SCHEDULE ($ IN MILLIONS)[1]



As of September 30, 2025
$154
$1,448
$30
$200
$725
$750
$1,000
$550
$800
2026[2]
2027
2028
2029
2030[4]
2031[5]
Senior Notes
2024 Term Loan
Property Mortgages
Cons JV Debt
Revolver
2025 DDTL



Adjusted[1]
$51
$154
$30
$200
$725
$750
$1,000
$550
$650
$800
2026[2]
2027
2028
2029
2030[4]
2031[5,6]
Senior Notes
2024 Term Loan
Cons JV Debt
Property Mortgages
Revolver
2025 DDTL
1H 2026 Transaction

1. Excludes the $725M SF Mortgage Loan, which was assumed by the buyer of the Hilton San Francisco Hotels in November 2025, and $157M of debt from unconsolidated joint ventures. Adjustments include the expected repayment of $1.4B of mortgage loans maturing in 2026, fully drawing on the $800M 2025 DDTL and completing a potential $600M-$700M financing transaction (shown at the midpoint) during the second half of 2026
2. $51M loan secured by the Hilton Denver City Center matures in 2042 but is callable by the lender with six months of notice. As of 9/30/2025, Park had not received notice from the lender
3. Includes $157M of debt from unconsolidated joint ventures
4. $1.0B Revolver assumes fully-extended maturity to September 2030
5. $800M 2025 DDTL assumes fully-extended maturity to January 2031
6. 2H 2026 Transaction amount reflects midpoint of $600M-$700M range of potential proceeds

21

PARK HOTELS & RESORTS

ROYAL PALM SOUTH BEACH REPOSITIONING

$103M transformative renovation of oceanfront hotel







PROJECT SUMMARY

- Comprehensive renovation of all **393** rooms, addition of **11** new rooms
- Scope will address all areas of hotel and incorporate amenities that are commensurate with other lifestyle hotels

ESTIMATED BUDGET
$103M

POTENTIAL VALUE CREATION

$117M+	**15%-20%**
Estimated NPV[1]	*Estimated IRR*[1]

Expected to double Hotel EBITDA once stabilized to nearly $28M

RATIONALE & EXPECTED ROI DRIVERS

- Position hotel as an upper upscale alternative to existing (and soon-to-open) luxury accommodations in the market
- Enhance and reconfigure public spaces, F&B outlets, and amenity areas to improve flow and increase utilization, including adding an indoor/outdoor lobby bar, activating the breezeway with a trellis system and fire pits, and creating an indoor/outdoor fitness center
- Renovate all meeting and function spaces to enhance overall group experience
- Complete guestroom renovation (including case goods) will position property competitively against renovated comp set; current condition limits ability to drive ADR
- Increase capture and improve profitability of F&B outlets through additional seating, menu redesign, and operating changes
- Addition of new rooms and creation of new event terrace to drive incremental profit
- Pursue LEED certification







1. Represents total hotel performance; estimated incremental Hotel Adjusted EBITDA attributable to renovation is forecasted at approximately $14M/year

22

PARK

ROI CASE STUDY:
SIGNIA + WALDORF BONNET CREEK

$220M meeting space expansion and comprehensive renovation completed in 2024 elevates group profile of iconic complex







RESORT COMPLEX PROFILE
- 1,511 guestrooms
- 296,000 sf of meeting and event space
- 11 dining options
- 2 pools and 1 lazy river
- 18-hole golf course
- 1 spa

FINANCIAL HIGHLIGHTS[1]
- **$96M** Hotel Adjusted EBITDA expected for 2025, a **17%** increase over 2024
- Catered F&B pace up **13%** in 2025 vs 2024

RECOGNITION
- Waldorf Astoria Orlando named **#9 resort in the world in 2024** by Condé Nast Traveler, Reader's Choice Awards
- Ranked **#4 in Best Resorts in Florida** in 2025 by Travel + Leisure magazine

1. Forecast as of 9/30/25

SCOPE

Signia by Hilton
- Conversion to elevated, group-focused Signia by Hilton brand from standard Hilton brand
- Addition of 90,000 sf of meeting space, including 30,000 sf of outdoor event lawn space
- Comprehensive renovation of 1,009 guestrooms, meeting space, lobby, coffee shop, bar, pool and lazy river

Waldorf Astoria
- 17,000 sf meeting space addition
- Comprehensive renovation of 502 guestrooms, meeting space, lobby, spa, bar, restaurant and pool
- Renovation of Rees Jones Signature 18-hole golf course




23

ROI CASE STUDY:
CASA MARINA KEY WEST, CURIO COLLECTION

$80M investment in transformative rebranding, renovation and resiliency upgrade of iconic Key West resort

FINANCIAL HIGHLIGHTS

- **$442** YTD 2025[1] RevPAR, up **7%** to last year. FY 2024 RevPAR up **110%+** to 2023 (lapping renovation disruption)
- **$105,900** 2025 TTM[2] EBITDA/Key, highest in the portfolio. YTD[1] EBITDA/Key up **13%** to last year
- 2025 expected to be a record year for F&B revenue at Casa Marina

INVESTMENT UPGRADES

- Dorada oceanfront restaurant
- **8** walk-out suites with lanais
- Creation of QQ room types
- Added **7** pool-side cabanas
- Updated water sports amenities
- Added **6k** sf event lawn
- Modernize **7** elevators

EFFICIENCY & RESILIENCY UPGRADES

- Cutting-edge technology for air purification/ indoor air quality
- Relocation of critical electrical equipment from lower levels
- Installation of drains, sump pumps and leak detection monitoring for areas below sea level
- Tiger Dam™ portable protective barrier for storm surge






SCOPE

Interior

- Complete renovation of **311** guestrooms
- Complete restoration of historic lobby, ballrooms and meeting rooms
- Re-concepting of Cigar Bar into Morrison's Market
- Re-concepting existing tenant retail into the Canary Room

Exterior

- Complete façade restoration
- Complete restoration of both pools
- Renovate exterior guestroom terraces
- Restoration of both historic piers
- Beach nourishment

1. Based on YTD Comparable data as of 9/30/2025
2. Based on TTM Comparable data as of 9/30/2025

24

HILTON SANTA BARBARA[1] EXPECTED DEVELOPMENT

PROJECT SUMMARY

- Create **~73 net new keys** through redevelopment of existing tennis courts and portion of parking lot
- Development plan requires transfer of development rights from adjacent parcel that is owned by JV partner

RATIONALE & EXPECTED ROI DRIVERS

- Add keys to premier drive-to resort in highly-desirable California submarket
- Leverage hotel's name and reputation to reduce ramp up risk
- New room product with dedicated amenities will help secure higher-rated transient and group business
- Capitalize on opportunity to drive F&B and other revenues generated by a larger captive resort audience
- JV partner is engaged and aligned with the economic potential of new development on the site
- Development cost estimated to be well below per key value of hotel





ESTIMATED BUDGET

$55M - $60M

POTENTIAL VALUE CREATION

$13M+	**15%-20%**
Estimated NPV	*Estimated IRR*

1. Hotel is owned by a consolidated joint venture

25

CASA MARINA OUTPARCEL PLANNED DEVELOPMENT

PROJECT SUMMARY

- Develop two land parcels adjacent to Casa Marina that are currently occupied by admin offices and vacant structures
- Requires zoning change and legislative measures to permit commercial transient rentals (vs. current residential designation)

RATIONALE & EXPECTED ROI DRIVERS

- Programming expected to include **~23 rental or transient hotel villas, ~88 workforce housing beds**, parking, new resort fitness center, and refurbishment of on-site historic structures
- Add keys to Core resort asset in market with limited developable land and heavy restrictions on Airbnb, Vrbo, etc.
- Overall opportunity for operational improvement for Casa Marina and The Reach by reducing leased labor costs and lowering in-house laundry expense
- Capitalize on significant demand for villa units in Key West, one of the highest-performing post-COVID submarkets
- Address a root cause of labor challenges: lack of affordable housing



Casa Marina
The Reach
Potential Development Site





ESTIMATED BUDGET
$80M - $90M

POTENTIAL VALUE CREATION

$6.5M+	**15%-20%**
Estimated NPV[1]	*Estimated IRR*[1]

1. Based on combined financial performance of (i) transient villas, (ii) workforce housing, and (iii) operational synergies

26

HILTON HAWAIIAN VILLAGE
ALA MOANA TOWER EXPECTED DEVELOPMENT

PROJECT SUMMARY

- Develop a **~400K sf, 515-key** high-rise tower adjacent to HHV – Park's most iconic asset and largest EBITDA producer
- Amenities expected to include arrivals/departures lounge, 8th floor outdoor pool and bar, 1st floor retail (flagship ABC Store)

RATIONALE & EXPECTED ROI DRIVERS

- Unique opportunity to build on last undeveloped parcels contiguous to HHV by utilizing existing unused density
- Introduce first new hotel product in Waikiki since **2016**
- Increase room inventory in one of US' highest occupancy markets with significant barriers to entry
- Leverage HHV's name/reputation to reduce ramp up risk
- Realize labor cost synergies and economies of scale with HHV
- Potential for **39-key** expansion in Diamondhead tower by relocating existing admin & sales office to new AMB tower
- Development not expected to disrupt HHV and will be developed on an acquired parcel of land


AMB Tower Site


AMB Tower Rendering

ESTIMATED BUDGET

$485M - $530M

POTENTIAL VALUE CREATION

$140M+
Estimated NPV[1]

15%-20%
Estimated IRR[1]

1. Based on combined financial performance of (i) new 515-key tower, (ii) 39-key Diamondhead expansion, and (iii) campus-wide savings resulting from contemplated base management fee reduction

27

28 HILTON WAIKOLOA VILLAGE EXPECTED DEVELOPMENT • Utilize existing density to develop up to 213 additional keys (hotel or timeshare) on existing parking and tennis court area • Park could develop additional hotel keys or pursue alternative use or monetization strategy for excess land (e.g., timeshare) • Optimize under-utilized spaces on campus • Create additional hotel keys in high barrier to entry market that has reached record-high RevPAR levels in recent years • Capitalize on opportunity to drive F&B and other revenues generated by a larger captive resort audience • Improve competitiveness within renovated comp set • Realize expense and labor synergies between existing resort and new tower in operations, admin and sales functions • Alternative development use (e.g., timeshare) could provide additional resort demand with minimum capital outlay • Development not expected to disrupt existing hotel and will be developed on an existing parking lot and tennis court area PROJECT SUMMARY RATIONALE & EXPECTED ROI DRIVERS POTENTIAL VALUE CREATION $45M+ Estimated NPV 15%-20% Estimated IRR ESTIMATED BUDGET $225M - $250M

PARK HOTELS & RESORTS

PORTFOLIO: CORE VS. NON-CORE

CORE PORTFOLIO

Hotel Name	Total Rooms	Market	Equity Ownership
Consolidated Core Hotels			
Hilton Hawaiian Village Waikiki Beach Resort	2,872	Hawaii	100%
New York Hilton Midtown	1,878	New York	100%
Hilton New Orleans Riverside	1,622	New Orleans	100%
Hilton Chicago	1,544	Chicago	100%
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	100%
Hilton Waikoloa Village	653	Hawaii	100%
Caribe Hilton	652	Puerto Rico	100%
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	100%
Hilton Denver City Center	613	Denver	100%
Hilton Boston Logan Airport	604	Boston	100%
Waldorf Astoria Orlando	502	Orlando	100%
Hyatt Regency Boston	502	Boston	100%
Hilton McLean Tysons Corner	458	Washington, D.C.	100%
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	100%
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	100%
Hilton Santa Barbara Beachfront Resort	360	Southern California	50%
JW Marriott San Francisco Union Square	344	San Francisco	100%
Casa Marina Key West, Curio Collection	311	Key West	100%
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	100%
The Reach Key West, Curio Collection	150	Key West	100%
Total Consolidated Core Hotels (20 Hotels)	**15,756**		
Unconsolidated Core Hotel			
Hilton Orlando	1,424	Orlando	20%
Total Unconsolidated Core Hotel (1 Hotel)	**1,424**		
Total Core Hotels (21 Hotels)	**17,180**		

NON-CORE PORTFOLIO

Hotel Name	Total Rooms	Market	Equity Ownership
Consolidated Non-Core Hotels			
DoubleTree Hotel Seattle Airport	850	Seattle	100%
Hilton Orlando Lake Buena Vista	814	Orlando	100%
The Wade	520	Chicago	100%
DoubleTree Hotel San Jose	505	Other U.S.	100%
Hilton Salt Lake City Center	500	Other U.S.	100%
DoubleTree Hotel Ontario Airport	482	Southern California	67%
Boston Marriott Newton	430	Boston	100%
The Midland Hotel, a Tribute Portfolio Hotel	403	Chicago	100%
Hilton Seattle Airport & Conference Center	396	Seattle	100%
Hilton Short Hills	314	Other U.S.	100%
DoubleTree Hotel San Diego – Mission Valley	300	Southern California	100%
Embassy Suites Austin Downtown South Congress	262	Other U.S.	100%
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	100%
Hilton Checkers Los Angeles	193	Southern California	100%
DoubleTree Hotel Durango	159	Other U.S.	100%
Total Consolidated Non-Core Hotels (15 Hotels)	**6,373**		
Unconsolidated Non-Core Hotel			
Embassy Suites Alexandria Old Town	288	Washington, D.C.	50%
Total Unconsolidated Non-Core Hotel (1 Hotel)	**288**		
Total Non-Core Hotels (16 Hotels)	**6,661**		

29

30 Comparable The Company presents certain data for its consolidated hotels on a Comparable basis as supplemental information for investors: Comparable Hotel Revenues, Comparable RevPAR, Comparable Occupancy, Comparable ADR, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin. The Company presents Comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its consolidated hotels. The Company’s Comparable metrics include results from hotels that were active and operating in Park’s portfolio since January 1st of the previous year and property acquisitions as though such acquisitions occurred on the earliest period presented. Additionally, Comparable metrics exclude results from property dispositions that have occurred through December 4, 2025. Core/Non-Core The Company’s Core portfolio includes 20 of Park’s consolidated hotels and 1 of Park’s unconsolidated hotels; however, metrics presented for its Core hotels are based on Park’s 20 consolidated Core hotels only. The remaining 15 consolidated hotels and 1 unconsolidated hotel represent Park’s Non-Core hotels. See slide 29 for Park’s portfolio listing. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and also interest income and expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park’s ongoing operating performance or incurred in the normal course of business, and thus, excluded from management’s analysis in making day- to-day operating decisions and evaluations of Park’s operating performance against other companies within its industry: • Gains or losses on sales of assets for both consolidated and unconsolidated investments; • Costs associated with hotel acquisitions or dispositions expensed during the period; • Severance expense; • Share-based compensation expense; • Impairment losses and casualty gains or losses; and • Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations. Further, the Company does not use or present EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin as measures of liquidity or cash flows. DEFINITIONS

31 Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – diluted and Adjusted FFO per share – diluted Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders: Costs associated with hotel acquisitions or dispositions expensed during the period; Severance expense; Share-based compensation expense; Casualty gains or losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Net Debt Net Debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net Debt is calculated as (i) debt excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. Net Debt also excludes Debt associated with hotels in receivership. The Company believes Net Debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net Debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net Debt may not be comparable to a similarly titled measure of other companies. Net Debt to Adjusted EBITDA Ratio Net Debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net Debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. DEFINITIONS (continued)

32 Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for rooms increases or decreases. Average Daily Rate ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods. Total RevPAR Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods. Trailing Twelve Months Trailing twelve months (“TTM”) calculated as full-year December 31, 2024, plus nine months ended September 30, 2025, less nine months ended September 30, 2024. DEFINITIONS (continued)

PARK HOTELS & RESORTS

NON-GAAP FINANCIAL MEASURES

Comparable, Core and Non-Core Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Revenues

(unaudited, in millions)	TTM	Nine Months Ended		Year Ended
	September 30, 2025	September 30, 2025	September 30, 2024	December 31, 2024
Net (loss) income	$ —	$ (73)	$ 153	$ 226
Depreciation and amortization expense	334	269	192	257
Interest income	(13)	(8)	(16)	(21)
Interest expense	211	158	161	214
Interest expense associated with hotels in receivership[1]	64	48	44	60
Income tax (benefit) expense	(44)	8	(9)	(61)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	7	6	9	10
EBITDA	559	408	534	685
Gain on sales of assets, net[2]	(9)	(1)	(19)	(27)
Gain on derecognition of assets[1]	(64)	(48)	(44)	(60)
Share-based compensation expense	19	14	14	19
Impairment and casualty loss	71	70	13	14
Other items	19	14	16	21
Adjusted EBITDA	595	457	514	652
Less: Adjusted EBITDA from hotels disposed of	—	—	(3)	(3)
Less: Adjusted EBITDA from investments in affiliates disposed of	—	—	(2)	(2)
Comparable Adjusted EBITDA	595	457	509	647
Less: Adjusted EBITDA from investments in affiliates	(20)	(16)	(17)	(21)
Add: All other[3]	55	42	41	54
Comparable Hotel Adjusted EBITDA, as reported	630	483	533	680
Less: Hotel Adjusted EBITDA from Non-Core hotels, as reported	62	48	63	77
Consolidated Core Hotel Adjusted EBITDA, as reported	$ 568	$ 435	$ 470	$ 603

(unaudited, in millions)	TTM	Nine Months Ended		Year Ended
	September 30, 2025	September 30, 2025	September 30, 2024	December 31, 2024
Total Revenues	$ 2,537	$ 1,912	$ 1,974	$ 2,599
Less: Other Revenues	(90)	(68)	(64)	$ (86)
Less: Revenues from hotels disposed of	(26)	(16)	(48)	$ (58)
Comparable Hotel Revenues, as reported	2,421	1,828	1,862	2,455
Less: Hotel Revenues from Non-Core hotels, as reported	(437)	(329)	(340)	(448)
Consolidated Core Hotel Revenues, as reported	$ 1,984	$ 1,499	$ 1,522	$ 2,007

1. Represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the *contract asset* on the condensed consolidated balance sheets, as Park expected to be released from this obligation upon final resolution with the lender. The SF Mortgage Loan was assumed by the buyer of the Hilton San Francisco Hotels when the hotels were sold in November 2025 by the court-appointed receiver
2. For 2024, includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in *equity in earnings from investments in affiliates* in the condensed consolidated statements of operations
3. Includes *other revenues* and *other expenses*, non-income taxes on TRS leases included in *other property expenses* and *corporate general and administrative expenses* in the condensed consolidated statements of operations

33

PARK

34 NON-GAAP FINANCIAL MEASURES Core and Non-Core Hotel Adjusted EBITDA, Hotel Revenues and Hotel Adjusted EBITDA Margin (unaudited, dollars in millions) TTM September 30, 2025 Consolidated Core Hotel Adjusted EBITDA, as reported $ 568 Add: Incremental Hotel Adjusted EBITDA expected from Royal Palm renovation 19 Add: Strike impact on Core hotels 39 Consolidated Core Hotel Adjusted EBITDA, as adjusted $ 626 Consolidated Non-Core Hotel Adjusted EBITDA, as adjusted1 $ 62 TTM September 30, 2025 Consolidated Core Hotel Revenues, as reported $ 1,984 Add: Incremental Hotel Revenues expected from Royal Palm renovation 34 Add: Strike impact on Core hotels 52 Consolidated Core Hotel Revenues, as adjusted $ 2,070 Consolidated Non-Core Hotel Revenues, as reported $ 437 Add: Strike impact on Non-Core hotels 1 Consolidated Non-Core Hotel Revenues, as adjusted $ 438 1. Adjusted for less than $0.5M of strike impact 2. Percentages are calculated based on unrounded numbers TTM September 30, 2025 Consolidated Core Hotel Revenues, as adjusted $ 2,070 Consolidated Core Hotel Adjusted EBITDA, as adjusted $ 626 Consolidated Core Hotel Adjusted EBITDA margin, as adjusted2 30 % Consolidated Non-Core Hotel Revenues, as adjusted $ 438 Consolidated Non-Core Hotel Adjusted EBITDA, as adjusted $ 62 Consolidated Non-Core Hotel Adjusted EBITDA margin, as adjusted2 14%

35 NON-GAAP FINANCIAL MEASURES Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin - FY 2017 (unaudited, dollars in millions) Year Ended December 31, 2017 Net income $ 2,631 Depreciation and amortization expense 288 Interest income (2) Interest expense 124 Income tax benefit (2,346) Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates 24 EBITDA 719 Gain on sales of assets, net (1) Loss on foreign currency transactions 4 Transition costs 9 Transaction costs 2 Severance costs 1 Share-based compensation expense 14 Casualty and impairment loss, net 26 Other items1 (17) Adjusted EBITDA 757 Less: Adjusted EBITDA from investments in affiliates 45 Less: All other2 (46) Hotel Adjusted EBITDA $ 758 Year Ended December 31, 2017 Total Revenues $ 2,791 Less: Other revenues (64) Hotel Revenues $ 2,727 Year Ended December 31, 2017 Hotel Revenues $ 2,727 Hotel Adjusted EBITDA $ 758 Hotel Adjusted EBITDA margin3 28% 1. Includes $18 million of distributions received from investments in affiliates in excess of the investment balance that were included within equity in earnings from investments in affiliates in the consolidated statements of operations 2. Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the consolidated statements of operations 3. Percentage is calculated based on unrounded numbers

36 NON-GAAP FINANCIAL MEASURES (continued) Net Debt to Comparable Adjusted EBITDA (unaudited, in millions) September 30, 2025 September 30, 2024 Debt $ 3,839 $ 3,855 Add: unamortized deferred financing costs and discount 19 25 Debt, excluding unamortized deferred financing cost, premiums and discounts 3,858 3,880 Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs 157 157 Less: cash and cash equivalents (278) (480) Less: restricted cash (31) (38) Net Debt $ 3,706 $ 3,519 TTM Comparable Adjusted EBITDA 595 Net Debt to TTM Comparable Adjusted EBITDA ratio 6.23x

37 NON-GAAP FINANCIAL MEASURES (continued) Outlook - Comparable Hotel Adjusted EBITDA, Comparable Hotel Revenues and Comparable Hotel Adjusted EBITDA Margin Year Ending December 31, 2025 Low Case High Case Net loss $ (60) $ (35) Depreciation and amortization expense 334 334 Interest income (9) (9) Interest expense 209 209 Interest expense associated with hotels in receivership 58 58 Income tax expense 11 11 Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates 8 8 EBITDA 551 576 Gain on sale of assets, net (1) (1) Gain on derecognition of assets (58) (58) Share-based compensation expense 19 19 Impairment loss 70 70 Other items 14 14 Adjusted EBITDA 595 620 Less: Adjusted EBITDA from investments in affiliates (18) (20) Add: All other 57 57 Comparable Hotel Adjusted EBITDA $ 634 $ 657 Year Ending December 31, 2025 Low Case High Case Total Revenues $ 2,521 $ 2,549 Less: Other revenue (93) (93) Hotel Revenues 2,428 2,456 Less: Revenues from hotels disposed of (15) (15) Comparable Hotel Revenues $ 2,413 $ 2,441 Year Ending December 31, 2025 Low Case High Case Total Revenues $ 2,521 $ 2,549 Operating income $ 206 $ 231 Operating income margin1 8.2% 9.1 % Comparable Hotel Revenues $ 2,413 $ 2,441 Comparable Hotel Adjusted EBITDA $ 634 $ 657 Comparable Hotel Adjusted EBITDA margin1 26.3% 26.9% 1. Percentages are calculated based on unrounded numbers

38 NON-GAAP FINANCIAL MEASURES (continued) Outlook - Nareit FFO Attributable to Stockholders and Adjusted FFO Attributable to Stockholders Year Ending December 31, 2025 Low Case High Case Net loss attributable to stockholders $ (66) $ (41) Depreciation and amortization expense 334 334 Depreciation and amortization expense attributable to noncontrolling interests (4) (4) Gain on sale of assets, net (1) (1) Gain on derecognition of assets (58) (58) Impairment loss 70 70 Equity investment adjustments: Equity in earnings from investments in affiliates (3) (4) Pro rata FFO of equity investments 7 7 Nareit FFO attributable to stockholders 279 303 Share-based compensation expense 19 19 Interest expense associated with hotels in receivership 58 58 Other items 14 13 Adjusted FFO attributable to stockholders $ 370 $ 393 Adjusted FFO per share – Diluted1 $ 1.85 $ 1.97 Weighted average diluted shares outstanding 200 200 1. Percentages are calculated based on unrounded numbers

39 ABOUT PARK AND SAFE HARBOR DISCLOSURE ABOUT PARK HOTELS & RESORTS INC. Park (NYSE: PK) is one of the largest publicly-traded lodging real estate investment trusts (“REIT”) with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 37 premium- branded hotels and resorts with approximately 24,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to the effects of Park’s decision to cease payments on its $725 million SF Mortgage Loan secured by the Hilton San Francisco Hotels and the sale on November 21, 2025 by the court-appointed receiver of the Hilton San Francisco Hotels, with the buyer assuming the SF Mortgage Loan, as well as Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including the use of proceeds from Park’s new 2025 Delayed Draw Term Loan and the anticipated repayment of certain of Park’s indebtedness, the completion of capital allocation priorities, the expected repurchase of Park’s stock, the impact from macroeconomic factors (including elevated inflation and interest rates, potential economic slowdown or a recession and geopolitical conflicts or trends, including trade policy, travel barriers or changes in travel preferences for U.S. destinations, including as a result of government shutdowns), the effects of competition and the effects of future legislation, executive action or regulations, tariffs, the expected completion of anticipated dispositions, the declaration, payment and any change in amounts of future dividends and other non- historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Park’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events. All such forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in Park’s filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward- looking statements, whether as a result of new information, future events or otherwise. SUPPLEMENTAL FINANCIAL INFORMATION Park presents certain non-GAAP financial measures in this presentation, including Funds from (used in) Operations (“FFO”) attributable to stockholders calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO attributable to stockholders, FFO per share, Adjusted FFO per share, Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin and Net Debt. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures